UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Transocean Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INVITATION TO ANNUAL GENERAL MEETING
OF TRANSOCEAN LTD.

Friday, May 18, 2012, 4 p.m., Swiss time,
at the Lorzensaal Cham, Dorfplatz 3, CH-6330 Cham, Switzerland

Agenda Items

1.              Approval of the 2011 Annual Report, including the Consolidated Financial Statements of Transocean Ltd. for Fiscal Year 2011 and the Statutory Financial Statements of Transocean Ltd. for Fiscal Year 2011.

Proposal of the Board of Directors

The Board of Directors proposes that the 2011 Annual Report, including the consolidated financial statements for fiscal year 2011 and the statutory financial statements for fiscal year 2011, be approved.

2.              Appropriation of the Available Earnings for Fiscal Year 2011.

Proposal of the Board of Directors

The Board of Directors proposes that all available earnings of the Company be carried forward.

In CHF thousands
Balance brought forward from previous years	261,689
Net profit of the year	(100,198)
Total available earnings	161,491

Appropriation of available earnings
Balance to be carried forward on this account	161,491

3.              Election of Three Directors as Follows; Reelection of Two Directors as Follows:

3.1       Election of Glyn Barker, Vanessa C.L. Chang and Chad Deaton as Directors.

Proposal of the Board of Directors

The Board of Directors proposes that the nominees set forth below be elected as Class I Directors for a three-year term:

•             Glyn Barker;

•             Vanessa C.L. Chang; and

•             Chad Deaton.

3.2       Reelection of Edward R. Muller and Tan Ek Kia as Directors.

Proposal of the Board of Directors

The Board of Directors further proposes that the directors set forth below be reelected as Class I Directors for a three-year term:

•             Edward R. Muller; and

•             Tan Ek Kia.

4.              Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2012 and Reelection of Ernst & Young Ltd., Zurich, as the Company’s Auditor for a Further One-Year Term.

Proposal of the Board of Directors

The Board of Directors proposes that Ernst & Young LLP be appointed as Transocean Ltd.’s independent registered public accounting firm for the fiscal year 2012 and that Ernst & Young Ltd., Zurich, be reelected as Transocean Ltd.’s auditor pursuant to the Swiss Code of Obligations for a further one-year term, commencing on the day of election at the 2012 annual general meeting and terminating on the day of the 2013 annual general meeting.

5.              Advisory Vote on Executive Compensation.

Proposal of the Board of Directors

The Board of Directors proposes that shareholders be provided with an advisory vote on the compensation of the Company’s Named Executive Officers, as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative disclosure included in the definitive 2012 Proxy Statement filed with the United States Securities and Exchange Commission on April 6, 2012 and in our 2011 Annual Report. Our Named Executive Officers for fiscal year 2011 were Steven L. Newman, Ricardo H. Rosa, lhab M. Toma, Nick Deeming, Robert Shaw, Arnaud A.Y. Bobillier, and Eric B. Brown.

Organizational Matters

A copy of the proxy materials, including a proxy and admission card, has been sent to each shareholder registered in Transocean Ltd.’s share register as of March 21, 2012. Any additional shareholders who are registered in Transocean Ltd.’s share register on May 1, 2012 will receive a copy of the proxy materials after May 1, 2012. Shareholders not registered in Transocean Ltd.’s share register as of May 1, 2012 will not be entitled to attend, vote or grant proxies to vote at, the 2012 annual general meeting.

No shareholder will be entered in Transocean Ltd.’s share register as a shareholder with voting rights between the close of business on May 1, 2012 and the opening of business on the day following the annual general meeting. Computershare, which maintains Transocean Ltd.’s share register, will continue to register transfers of Transocean Ltd. shares in the share register in its capacity as transfer agent during this period.

Shareholders registered in Transocean Ltd.’s share register as of May 1, 2012 have the right to attend the annual general meeting and vote their shares (in person or by proxy), or may grant a proxy to vote on each of the proposals in this invitation and any other matter properly presented at the meeting for consideration. Shareholders may deliver proxies to either Transocean Ltd. (as corporate proxy) or the independent representative, Rainer Hager, by marking the proxy card appropriately, executing it in the space provided, dating it and returning it either to:

Transocean Ltd.

Vote Processing

c/o Broadridge

51 Mercedes Way

Edgewood, NY 11717

USA

or, if granting a proxy to the independent representative

Rainer Hager

Attorney at Law and Notary

Schweiger, Advokatur/Notariat

Dammstrasse 19

CH-6300 Zug

Switzerland

We urge you to return your proxy card by 4 p.m. Eastern Daylight Time (EDT), 10 p.m. Swiss time, on May 17, 2012 to ensure that your proxy card is timely submitted.

Shares of holders who have timely submitted a properly executed proxy card and specifically indicated their votes will be voted as indicated. Shares of holders who have timely submitted a properly executed proxy card and have not specifically indicated their votes (irrespective of whether a proxy has been granted to Transocean Ltd. or the independent representative or neither is specified) will be voted in the manner recommended by the Board of Directors and Transocean Ltd. will act as such holders’ proxy. Any proxy card marked to grant a proxy to both Transocean Ltd. (as corporate proxy) and the independent representative will be counted as a proxy granted to Transocean Ltd. only.

If any other matters are properly presented at the meeting for consideration, Transocean Ltd. and the independent representative, as applicable, will, in the absence of specific instructions to the contrary, have the discretion to vote on these matters in the manner recommended by the Board of Directors in the name and on behalf of shareholders who have timely submitted a properly executed proxy card.

Shareholders who hold their shares in the name of a bank, broker or other nominee should follow the instructions provided by their bank, broker or nominee when voting their shares. Shareholders who hold their shares in the name of a bank, broker or other nominee and wish to vote in person at the meeting must obtain a valid proxy from the organization that holds their shares.

We may accept a proxy by any form of communication permitted by Swiss law and our Articles of Association.

Please note that shareholders attending the annual general meeting in person or by proxy are required to show their admission card on the day of the annual general meeting. In order to determine attendance correctly, any shareholder leaving the annual general meeting early or temporarily is requested to present such shareholder’s admission card upon exit.

Proxy Holders of Deposited Shares

Institutions subject to the Swiss Federal Law on Banks and Savings Banks and professional asset managers who hold proxies for beneficial owners who did not grant proxies to Transocean Ltd. or the independent representative are kindly asked to inform Transocean Ltd. of the number and par value of the registered shares they represent as soon as possible, but no later than May 18, 2012, 6 a.m. EDT, 12 p.m. Swiss time, at the admission office for the annual general meeting.

Annual Report, Consolidated Financial Statements, Statutory Financial Statements

A copy of the 2011 Annual Report (including the consolidated financial statements for fiscal year 2011, the statutory financial statements of Transocean Ltd. for fiscal year 2011 and the audit reports on such consolidated and statutory financial statements) is available through the company’s website at http://www.deepwater.com/proxymaterials.cfm or for physical inspection at Transocean Ltd.’s registered office, Turmstrasse 30, CH-6300 Zug, Switzerland. Copies of these materials may be obtained without charge by contacting our Corporate Secretary at our registered office, Turmstrasse 30, CH-6300 Zug, Switzerland, telephone number +41 (041) 749 05 00, or Investor Relations at our offices in the United States, at 4 Greenway Plaza, Houston, Texas 77046, telephone number (713) 232-7500.

On behalf of the Board of Directors,
J. Michael Talbert
Chairman of the Board